Exhibit 10.4

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-5

AMENDED AND RESTATED

TRUST AGREEMENT

between

SANTANDER DRIVE AUTO RECEIVABLES LLC,

as the Seller

and

WELLS FARGO DELAWARE TRUST COMPANY, N.A.,

as the Owner Trustee

Dated as of November 20, 2013

Amended and Restated

Trust Agreement (2013-5)

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TABLE OF CONTENTS

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This AMENDED AND RESTATED TRUST AGREEMENT is made as of November 20, 2013 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement” or this “Trust Agreement”) between SANTANDER DRIVE AUTO RECEIVABLES LLC, a Delaware limited liability company, as the Seller (the “Seller”), and WELLS FARGO DELAWARE TRUST COMPANY, N.A., a national banking association, as the owner trustee (“Wells Fargo” and in such capacity the “Owner Trustee”).

RECITALS

WHEREAS, the Seller and the Owner Trustee entered into that certain Trust Agreement dated as of October 4, 2013 (the “Original Trust Agreement”) and filed a certificate of trust with the Secretary of State of the State of Delaware, pursuant to which the Issuer (as defined below) was created; and

WHEREAS, in connection with the issuance of the Notes, the parties have agreed to amend and restate the Original Trust Agreement;

NOW THEREFORE, IN CONSIDERATION of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Capitalized Terms. Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A to the Sale and Servicing Agreement dated as of the date hereof (as from time to time amended, supplemented or otherwise modified and in effect, the “Sale and Servicing Agreement”) between the Issuer, the Seller, the Servicer, and U.S. Bank National Association, as Indenture Trustee.

SECTION 1.2. Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP (provided, that, to the extent that the definitions in this Agreement and GAAP conflict, the definitions in this Agreement shall control); (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” and all variations thereof means “including without limitation”; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; and (g) references to any Person include that Person’s successors and assigns.

Amended and Restated

Trust Agreement (2013-5)

ARTICLE II

ORGANIZATION

SECTION 2.1. Name. The trust created under the Original Trust Agreement shall be known as “Santander Drive Auto Receivables Trust 2013-5” (the “Issuer”), in which name the Owner Trustee, the Administrator or the Servicer (to the extent set forth in the Transaction Documents) may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued.

SECTION 2.2. Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders, the Seller and the Administrator.

SECTION 2.3. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

(a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificates and to pay interest on and principal of the Notes and distributions to the Certificateholders;

(b) to acquire the property and assets set forth in the Sale and Servicing Agreement from the Seller pursuant to the terms thereof, to make deposits to and withdrawals from the Collection Account and the Reserve Account and to pay the organizational, start-up and transactional expenses of the Issuer;

(c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders any portion of the Trust Estate released from the lien of, and remitted to the Issuer pursuant to, the Indenture;

(d) to enter into and perform its obligations under the Transaction Documents to which it is a party;

(e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(f) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholders and payments to the Noteholders.

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The Owner Trustee is hereby authorized to engage in the foregoing activities on behalf of the Issuer. Neither the Issuer nor the Owner Trustee on behalf of the Issuer shall engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the other Transaction Documents.

SECTION 2.4. Appointment of the Owner Trustee. The Seller hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein.

SECTION 2.5. Initial Capital Contribution of Trust Estate. As of the date of the Original Trust Agreement, the Seller sold, assigned, transferred, conveyed and set over to the Owner Trustee the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of such date, of the foregoing contribution, which shall constitute the initial Trust Estate and shall be deposited in the Collection Account.

SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Transaction Documents. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for federal income or state and local income, franchise and value added tax purposes, so long as there is a single beneficial owner of the Certificates, the Issuer will be disregarded as an entity separate from such beneficial owner and the Notes will be characterized as debt. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will not file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as an entity separate from its owner. In the event that the Issuer is deemed to have more than one beneficial owner for federal income tax purposes, the Issuer will file returns, reports and other forms consistent with the characterization of the Issuer as a partnership (that is not treated as a publicly traded partnership), and this Agreement may be amended to include such provisions as may be required under Subchapter K of the Internal Revenue Code of 1986, as amended. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and, to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Issuer. The Owner Trustee has heretofore filed the Certificate of Trust with the Secretary of State of the State of Delaware as required by Section 3810(a) of the Statutory Trust Statute, such filing hereby being ratified and approved in all respects. Notwithstanding anything herein or in the Statutory Trust Statute to the contrary, it is the intention of the parties hereto that the Issuer constitute a “business trust” within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code.

SECTION 2.7. Organizational Expenses; Liabilities of the Holders.

(a) The Servicer shall pay organizational expenses of the Issuer as they may arise.

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(b) No Certificateholder (including the Seller if the Seller becomes a Certificateholder) shall have any personal liability for any liability or obligation of the Issuer.

SECTION 2.8. Title to the Trust Estate. Legal title to all the Trust Estate shall be vested at all times in the Issuer as a separate legal entity.

SECTION 2.9. Representations and Warranties of the Seller. The Seller hereby represents and warrants to the Owner Trustee that:

(a) Existence and Power. The Seller is a Delaware limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, full power and authority required to own its assets and operate its business as presently owned or operated, and to execute, deliver and to perform its obligations under the Transaction Documents to which it is a party. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents and the Underwriting Agreement.

(b) Authorization and No Contravention. The execution, delivery and performance by the Seller of each Transaction Document to which it is a party and the Underwriting Agreement (i) have been duly authorized by all necessary action on the part of the Seller and (ii) do not violate or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational instruments or (C) any material agreement or instrument to which the Seller is a party or by which its properties are bound (other than violations of such laws, rules, regulations or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller’s ability to perform its obligations under, the Transaction Documents to which it is a party).

(c) No Consent Required. No approval, authorization or other action by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than UCC filings and other than (i) approvals and authorizations that have previously been obtained and filings which have previously been made and (ii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the ability of the Seller to perform its obligations under the Underwriting Agreement or the Transaction Documents to which it is a party.

(d) Binding Effect. Each of the Transaction Documents to which the Seller is a party and the Underwriting Agreement constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors’ rights generally and, if applicable the rights of creditors of limited liability

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companies from time to time in effect or by general principles of equity or other similar laws of general application relating to or affecting the enforcement of creditors’ rights generally and subject to general principles of equity.

(e) No Proceedings. There are no actions, orders, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents or (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents.

SECTION 2.10. Situs of Issuer. The Issuer shall be located in the State of Delaware (it being understood that the Issuer may have bank accounts located and maintained outside of Delaware).

SECTION 2.11. Covenants of the Certificateholders. Each Certificateholder, by becoming an owner of a Certificate and beneficial owner of the Issuer, hereby acknowledges and agrees (a) that the Certificateholder is subject to the terms, provisions and conditions of the Certificate, to which the Certificateholder agrees to be bound; and (b) that it shall not take any position in such Certificateholder’s tax returns inconsistent with Section 2.6 herein and Section 2.14 of the Indenture.

SECTION 2.12. Federal Income Tax Allocations. If the Certificates have more than one beneficial owner for federal income tax purposes, for federal income tax purposes each item of income, gain, loss, credit and deduction for a month shall be allocated to the Certificateholders as of the first Record Date following the end of such month in proportion to their Percentage Interests on such Record Date. The Issuer (or the Administrator in accordance with the Administration Agreement and Section 5.3) is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Certificateholders or otherwise comply with the requirements of the Code.

ARTICLE III

CERTIFICATE AND TRANSFER OF CERTIFICATES

SECTION 3.1. Initial Ownership. Upon the formation of the Issuer and until the issuance of the Certificates, the Seller shall be the sole beneficiary of the Issuer, and upon the issuance of the Certificate, the Seller will no longer be a beneficiary of the Issuer, except to the extent that the Seller is a Certificateholder.

SECTION 3.2. Authorization of the Certificates. Concurrently with the sale of the Transferred Assets to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates to be executed on behalf of the Issuer, authenticated and

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delivered to or upon the written order of the Seller, signed by its chairman of the board, its president, its chief financial officer, its chief accounting officer, any vice president, its secretary, any assistant secretary, its treasurer or any assistant treasurer, without further corporate action by the Seller. The Certificates shall represent 100% of the beneficial interest in the Issuer and shall be fully paid and nonassessable.

SECTION 3.3. Form of the Certificate. Each Certificate, upon issuance, will be issued in the form of a typewritten Certificate representing a definitive Certificate, substantially in the form of Exhibit A hereto. The Certificates shall be issued in minimum Percentage Interests of 5%. The Issuer shall not issue any Certificate that would cause the aggregate Percentage Interests to exceed 100%. The Owner Trustee shall execute and authenticate or cause to be authenticated, each Certificate in accordance with the written instructions of the Seller.

SECTION 3.4. Certificates. Subject to the transfer restrictions contained herein and in the Certificates, any Holder of a Certificate may transfer all or any portion of the Percentage Interest (subject to the requirements set forth in Sections 3.3 and 3.6(a)) evidenced by such Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by this Section. Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor’s Certificate, the Owner Trustee shall record the name of such transferee as a Certificateholder and its Percentage Interest in the Certificate Register and issue, execute and deliver to such Certificateholder a Certificate evidencing such Percentage Interest. In the event a transferor transfers only a portion of its Percentage Interest, the Owner Trustee shall register and issue to such transferor a new Certificate evidencing such transferor’s new Percentage Interest and shall issue, execute and deliver to such transferee a new Certificate evidencing such transferee’s Percentage Interest. Subsequent to each transfer of a beneficial interest and upon the issuance of the new Certificate or Certificates, the Owner Trustee shall cancel and destroy in accordance with its customary practices the Certificate surrendered to it in connection with such transfer. The Owner Trustee may treat, for all purposes whatsoever (other than as required under applicable law), the Person in whose name any certificate is registered as the sole owner of the Percentage Interest evidenced by such Certificate.

SECTION 3.5. Registration of the Certificates. The Owner Trustee, as an agent of the Issuer, in its capacity as “Certificate Registrar” shall maintain at its office referred to in Section 2.2, or at the office of any agent appointed by it and approved in writing by the Certificateholders at the time of such appointment, a register (the “Certificate Register”) for the registration and transfer of any Certificate.

SECTION 3.6. Transfer of the Certificates.

(a) A Certificateholder may assign, convey or otherwise transfer all or any of its right, title and interest in the related Certificate, subject to the restrictions set forth in this Section 3.6. Each purchaser and transferee (other than a U.S. Affiliate of the Seller) of a Certificate will be required to provide a Certificate Investor Representation Letter in the form of Exhibit B.

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By accepting and holding a Certificate (or any interest therein), the holder thereof shall be deemed to have represented and warranted that it is not, and is not purchasing the Certificate (or any interest therein) on behalf of or with any assets of, a Benefit Plan or any governmental, non-U.S., church or any other employee benefit plan or retirement arrangement that is subject to Similar Law. Subject to the transfer restrictions contained herein and in the Certificate, each Certificateholder may transfer all or any portion of the Percentage Interest evidenced by such Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by this Section 3.6. Such transfer may be made by a registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of the Certificate to the Owner Trustee accompanied by (a) a written instrument of transfer in the form of the “Assignment” attached to the Form of Certificate attached hereto as Exhibit A and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require, (b) an executed direction letter regarding registration of such transfer in the form attached hereto as Exhibit C, (c) an executed Certificate Investor Representation Letter in the form of Exhibit B and (d) the documents required by clause (c) hereof. Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor’s Certificate, the Owner Trustee shall record the name of such transferee as a Certificateholder and its Percentage Interest in the Certificate Register and issue, execute and deliver to such Certificateholder a Certificate evidencing such Percentage Interest. In the event a transferor transfers only a portion of its Percentage Interest, the Owner Trustee shall register and issue to such transferor a new Certificate evidencing such transferor’s new Percentage Interest. Subsequent to a transfer and upon the issuance of the new Certificate or Certificates, the Owner Trustee shall cancel and destroy the Certificate surrendered to it in connection with such transfer. Unless otherwise provided under applicable law, the Owner Trustee may treat the Person in whose name any Certificate is registered as the sole owner of the beneficial interest in the Issuer evidenced by such Certificate.

(b) As a condition precedent to any registration of transfer under this Section 3.6, the Owner Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such transfer.

(c) By accepting and holding a Certificate (or any interest therein), each transferee of a Certificate (other than a U.S. Affiliate of the Seller) shall be deemed to have acknowledged, represented and agreed as follows:

(1) It (and any Person for which it holds Certificates as agent or nominee) has neither acquired nor will it transfer any Certificate it purchases (or any interest therein) or cause any such Certificate (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

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(2) Unless the Owner Trustee has received an opinion from a nationally recognized tax counsel in form and substance acceptable to the Seller (which, for the avoidance of doubt, may rely on reasonable representations of the applicable transferee) that the proposed transfer to such transferee will not cause the Issuer to be treated as a publicly traded partnership within the meaning of Section 7704 of the Code, such transferee (and any Person for which it holds Certificates as agent or nominee, collectively for purposes of this paragraph (2), a “transferee”) either (A) is not, and will not become, a partnership, S corporation or grantor trust for U.S. federal income tax purposes (or a disregarded entity the single owner of which is any of the foregoing) or (B) is such an entity, but no more than 50% of the value of any of the direct or indirect beneficial interests in such transferee (or in the case of a disregarded entity, the interests of its single owner) is or will be attributable to such transferee’s (or in the case of a disregarded entity, the single owner’s) interest in Certificates, Non-Investment Grade Notes and Restricted Notes.

(3) It understands that if it is acquiring any Certificate for the account of one or more Persons as agent or nominee, (A) it shall provide to the Owner Trustee and the Seller information as to the number of such Persons and any changes in the number of such Persons and (B) any such change in the number of Persons for whose account a Certificate is held shall require the written consent of the Owner Trustee, which consent shall be granted unless the Owner Trustee determines that such proposed change in number of Persons would create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation.

(4) It (and any Person for which it holds Certificates as agent or nominee) understands that no subsequent transfer of the Certificates (or any interest therein) is permitted unless (A) such transfer is of a Certificate with a Percentage Interest of more than 5% (or of an interest in a Certificate representing a Percentage Interest of more than 5%) and (B) the Issuer consents in writing to the proposed transfer, which consent shall be granted unless the Seller determines that such transfer would either create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that in the case of the first transfer of a Certificate that will result in the Issuer being deemed to have more than one beneficial owner for federal income tax purposes, the Seller shall be entitled, upon request, to receive from the transferor an Initial Certificate Transfer Opinion; provided, further, that any attempted transfer that (i) contravenes any of provisions of this (c) of Section 3.6, (ii) would cause the number of beneficial owners of Certificates, Restricted Notes and Non-Investment Grade Notes (or interests therein) in the aggregate to exceed 95 or (iii) otherwise cause the Issuer to become a publicly traded partnership for income tax purposes shall be a void transfer ab initio.

(5) It (and any Person for which it holds Certificates as agent or nominee) understands that the Opinion of Counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations above (in this clause (c)).

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(6) Each registered owner of and, if different, each owner of a beneficial interest in, a Certificate is a “United States person” (as defined in Code section 7701(a)(30)) and shall deliver to the Owner Trustee, the Administrator and the Certificate Paying Agent two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-9 (or applicable successor form) certifying that it is a United States person and not subject to backup withholding.

(d) Each purchaser, beneficial owner and subsequent transferee of Certificates or an interest therein will be required or deemed to acknowledge that the Issuer may provide any information concerning its investment in the Certificates to the U.S. Internal Revenue Service. In addition, each purchaser, beneficial owner and subsequent transferee of Certificates or an interest therein will be required or deemed to understand and acknowledge that the Issuer has the right, hereunder, to withhold on any beneficial owner of an interest in a Certificate that fails to comply with the foregoing requirements.

(e) Each Certificate shall bear a legend in substantially the following form, unless the Seller determines otherwise in accordance with applicable law:

THIS CERTIFICATE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) TO THE SELLER OR ANY OF ITS AFFILIATES AND BY THE SELLER OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE CERTIFICATES BY THE SELLER OR ANY OF ITS AFFILIATES, (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION AND (C) TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR

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PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

BY ACQUIRING THIS CERTIFICATE, EACH PURCHASER OR TRANSFEREE WILL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON BEHALF OF OR WITH ANY ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE THE ASSETS OF ANY OF THE FOREGOING BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR (IV) ANY GOVERNMENT PLAN, NON-U.S. PLAN, CHURCH PLAN OR ANY OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

THIS CERTIFICATE OR INTEREST HEREIN MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT TO A PERSON THAT IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE. EACH PURCHASER OR TRANSFEREE SHALL REPRESENT AND WARRANT THAT IT IS A U.S. PERSON. EACH PURCHASER OR TRANSFEREE WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE PURCHASER OR TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE OR BENEFICIAL INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER. TRANSFERS OF THIS CERTIFICATE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TRUST AGREEMENT.

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(f) If (1) a transfer or attempted or purported transfer of any Certificate or interest therein was consummated in compliance with the provisions of this Section 3.6 on the basis of a materially incorrect certification from the transferor or purported transferee, (2) a transferee of a Certificate failed to deliver to the Owner Trustee a Certificate Investor Representation Letter in the form of Exhibit B hereto or (3) the Certificateholder of any Certificate or interest therein is in material breach of any representation or agreement set forth in any Certificate or any deemed representation or agreement of such Certificateholder, the Owner Trustee will, upon actual knowledge of such circumstance, direct the Certificate Registrar not to register such attempted or purported transfer and, if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall not operate to transfer any rights to the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding Certificateholder of such Certificateholder that was not a Disqualified Transferee shall be restored to all rights as a Certificateholder thereof retroactively to the date of the purported transfer of such Certificate by such Certificateholder.

(g) Lost, Stolen, Mutilated or Destroyed Certificates. If (i) any mutilated Certificate is surrendered to the Owner Trustee, or (ii) the Owner Trustee receives evidence to its satisfaction that any Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to save it harmless, the Owner Trustee shall execute and deliver a new Certificate for the same Percentage Interest as the Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Owner Trustee shall determine. Upon the issuance of any new Certificate under this Section 3.6, the Issuer or Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Issuer and the Owner Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.6 shall constitute complete and indefeasible evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

(h) No transfer of the Certificates (or any interest therein) is permitted unless (1) such transfer is of a Certificate with a Percentage Interest of more than 5% (or of an interest in a Certificate representing a Percentage Interest of more than 5%) and (2) the Administrator, on behalf of the Issuer, consents in writing to the proposed transfer, which consent shall be granted unless the Seller determines that such transfer would either create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that in the case of the first transfer of a Certificate that will result in the Issuer being deemed to have more than one beneficial owner for federal income tax purposes, the Seller shall be entitled, upon request, to receive from the transferor an Initial Certificate Transfer Opinion; provided, further, that any attempted transfer that (i) contravenes any of provisions of this clause (h) of Section 3.6, (ii) would cause the number of beneficial owners of Certificates, the Retained Notes, and Non-Investment Grade Notes (or interests therein) in the aggregate to exceed 95 or (iii) otherwise cause the Issuer to become a publicly traded partnership for income tax purposes shall be a void transfer ab initio.

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SECTION 3.7. Appointment of the Certificate Paying Agent. The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee and the Servicer; provided, however, that no such reports shall be required so long as the Seller or an affiliate of the Seller is the sole Certificateholder. Any Certificate Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Certificate Paying Agent if the Owner Trustee determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Certificate Paying Agent shall initially be Wells Fargo, and any co-paying agent chosen by the Certificate Paying Agent. Wells Fargo shall be permitted to resign as Certificate Paying Agent upon thirty (30) days’ written notice to the Owner Trustee. If Wells Fargo shall no longer be the Certificate Paying Agent, the Owner Trustee shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Certificate Paying Agent or additional Certificate Paying Agent shall agree with the Owner Trustee that as Certificate Paying Agent, such successor Certificate Paying Agent or additional Certificate Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Certificate Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Owner Trustee. The rights, protections, indemnities and immunities of the Owner Trustee under this Agreement shall apply to the Owner Trustee also in its role as Certificate Paying Agent or Certificate Registrar for so long as the Owner Trustee shall act as Certificate Paying Agent or Certificate Registrar and, to the extent applicable, to any other paying agent, certificate registrar or authenticating agent appointed hereunder. Any reference in this Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

SECTION 3.8. Maintenance of Office or Agency. As long as any of the Certificates remain outstanding, the Issuer shall maintain an office or agency where Certificates may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Certificates and this Agreement may be served. The Issuer hereby initially designated the Corporate Trust Office of the Certificate Registrar for the foregoing purposes. The Issuer shall give prompt written notice to the Owner Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Owner Trustee with the address thereof, such surrenders, notices and demands may be made or served at the applicable Corporate Trust Office, and the Issuer hereby appoints the Owner Trustee as its agent to receive all such surrenders, notices and demands.

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ARTICLE IV

ACTIONS BY OWNER TRUSTEE

SECTION 4.1. Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, unless the Administrator notifies the Owner Trustee that the Indenture, the Purchase Agreement or the Sale and Servicing Agreement, as applicable, provides that the consent of the Certificateholders shall not be required, the Owner Trustee shall not take action unless at least 10 days before the taking of such action (or if 10 days’ advance notice is impracticable, as much advance notice as is practicable), the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and within 10 days of such notice (or such shorter time as specified in such notice) none of the Certificateholders shall have notified the Owner Trustee in writing that such Certificateholder has withheld consent or provided alternative direction:

(a) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholders;

(c) the amendment, change or modification of the Sale and Servicing Agreement, or the Administration Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholders; or

(d) the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Note Registrar or the Indenture Trustee of its obligations under the Indenture or this Agreement, as applicable.

SECTION 4.2. Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Majority Certificateholders, to (a) except as expressly provided in the Transaction Documents, sell the Collateral after the termination of the Indenture in accordance with its terms, (b) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof or (c) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Majority Certificateholders.

SECTION 4.3. Action by Certificateholders with Respect to Bankruptcy.

(a) The Issuer shall not, without the prior written consent of the Owner Trustee and 100% of the Certificateholders, commence a Bankruptcy Event with respect to the Issuer. In considering whether to give or withhold written consent to the Bankruptcy Event by the Issuer, the Owner Trustee, with the consent of the Certificateholders, shall consider the interests of the Noteholders in addition to the

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interests of the Issuer and whether the Issuer is insolvent. The Owner Trustee shall have no duty to give such written consent to a Bankruptcy Event by the Issuer if the Owner Trustee shall not have been furnished (at the expense of the Person that requested such letter be furnished to the Owner Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Issuer is then insolvent. The Owner Trustee shall not be personally liable to any Noteholder or Certificateholder on account of the Owner Trustee’s good faith reliance on the provisions of this Section 4.3 and no Noteholder or Certificateholder shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee for giving or withholding its consent to any such Bankruptcy Event.

(b) The parties hereto stipulate and agree that no Certificateholder has power to commence any Bankruptcy Action on the part of the Issuer.

SECTION 4.4. Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

SECTION 4.5. Acts of Certificateholders; Majority Control.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Owner Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Article VI) conclusive in favor of the Owner Trustee and the Issuer, if made in the manner provided in this Section 4.5.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Owner Trustee deems sufficient.

(c) The ownership of Certificates shall be proved by the Certificate Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Certificateholder shall bind the Holder of every Certificate issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Owner Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Certificate.

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(e) Except as otherwise provided herein, to the extent that there is more than one Certificateholder, any action which may be taken or consent or instructions which may be given by the Certificateholders under this Agreement may be taken by the Majority Certificateholders at the time of such action.

ARTICLE V

APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1. Application of Trust Funds. Distributions on the Certificates shall be made in accordance with the provisions of the Indenture, the Sale and Servicing Agreement and this Agreement. On each Payment Date, the Certificate Paying Agent shall withdraw from the Certificate Distribution Account and distribute to the Certificateholders, pro rata based on the Percentage Interest of each Certificateholder, all funds received in accordance with the provisions of the Indenture and this Agreement. Subject to the Lien of the Indenture and Section 5.5 of this Agreement, the Certificate Paying Agent shall promptly distribute to the Certificateholders all other amounts (if any) received by the Certificate Paying Agent on behalf of the Issuer in respect of the Trust Estate (pro rata based on the Percentage Interest of each such Certificateholder). After the termination of the Indenture in accordance with its terms, the Certificate Paying Agent shall distribute all amounts received (if any) by the Issuer and the Owner Trustee in respect of the Trust Estate at the direction of the Certificateholders subject to Section 3808(e) of the Statutory Trust Statute.

SECTION 5.2. Method of Payment. Subject to the Indenture and the Sale and Servicing Agreement, distributions required to be made to the Certificateholders on any Payment Date and all amounts received by the Issuer or the Owner Trustee on any other date that are payable to the Certificateholders pursuant to this Agreement or any other Transaction Document shall be made to the Certificateholders by wire transfer, in immediately available funds, to the account of each Certificateholder designated by the Certificateholder to the Owner Trustee and Indenture Trustee in writing.

SECTION 5.3. Reports by Owner Trustee to Certificateholders. (a) The Administrator shall prepare, or, at the request of the Administrator, the Owner Trustee shall prepare (or cause to be prepared) and shall sign pursuant to the power granted thereto pursuant to Section 2.4, on behalf of the Issuer, the Issuer’s tax returns, if any, unless applicable law requires a Certificateholder to sign such documents.

(a) The Administrator shall prepare and deliver, or, at the request of the Administrator, the Owner Trustee shall deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1, if applicable) to enable each Certificateholder to prepare its federal and state income tax returns.

(b) As long as the Issuer is treated as a partnership for federal income tax purposes and the Seller or a U.S. Affiliate is a beneficial owner of a Certificate, to the extent allowed by the Code, the Seller or such U.S. Affiliate shall be designated the “tax

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matters partner” of the Trust pursuant to Section 6231(a)(7) of the Code and applicable Treasury Regulations. If neither the Seller nor an Affiliate of the Seller is a beneficial owner of a Certificate, then the Certificateholder with the largest Percentage Interest shall be designated the “tax matters partner” of the Issuer pursuant to Section 6231(a)(7) of the Code and applicable Treasury Regulations.

SECTION 5.4. Certificate Distribution Account. The Certificate Distribution Account shall be established pursuant to Section 4.1 of the Sale and Servicing Agreement. The Certificateholders shall possess all beneficial right, title and interest in and to all funds on deposit from time to time in the Certificate Distribution Account and all proceeds thereof. Except as otherwise provided herein, in the Indenture or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Certificate Paying Agent for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Account, the Owner Trustee (or the Servicer on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof) shall within ten (10) Business Days (or such longer period) establish a new Certificate Distribution Account as an Eligible Account and shall transfer any cash then on deposit in the Certificate Distribution Account to such new Certificate Distribution Account.

SECTION 5.5. Withholding. If any withholding tax is imposed on the Issuer’s payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.5; provided that the Owner Trustee or the Certificate Paying Agent shall not have an obligation to withhold any such amount if and for so long as the Seller or a U.S. Affiliate of the Seller is the sole Certificateholder. The Owner Trustee or the Certificate Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee or the Certificate Paying Agent from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee or the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this Section 5.5.

ARTICLE VI

AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver (i) the Transaction Documents to which the Issuer is named as a party and (ii) each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Issuer or the Owner Trustee is named as a party and any amendment thereto, in each case, in such form as the Seller shall approve, as evidenced conclusively by the Owner Trustee’s execution thereof, and at the written direction of the Seller,

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to execute on behalf of the Issuer and to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $223,000,000, Class A-2-A Notes in the aggregate principal amount of $252,000,000, Class A-2-B Notes in the aggregate principal amount of $252,000,000, Class A-3 Notes in the aggregate principal amount of $226,580,000, Class B Notes in the aggregate principal amount of $201,920,000, Class C Notes in the aggregate principal amount of $204,470,000, Class D Notes in the aggregate principal amount of $100,960,000 and Class E Notes in the aggregate principal amount of $87,380,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Seller, the Administrator or a Majority of the Certificateholders direct in writing with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent of each Certificateholder for such action.

SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents in the interest of the Certificateholders, subject to Transaction Documents, and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement and shall have no duty to monitor the performance of the Administrator or any other Person under the Administration Agreement or any other document. The Owner Trustee shall have no obligation to administer, service or collect the Receivables or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Receivables.

SECTION 6.3. Action upon Instruction.

(a) Subject to Article IV, and in accordance with the Transaction Documents, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

(b) Subject to Section 7.1, the Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law.

(c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document or is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or

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appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted or application of such provision, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Majority Certificateholders (or, if specifically required hereunder, all Certificateholders) received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties (including fiduciary duties existing at law or in equity) or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder or to prepare or file any Commission filing (including any filings required under the Sarbanes-Oxley Act) for the Issuer or to record this Agreement or any Transaction Document. Wells Fargo nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Trust Estate that result from actions by, or claims against, Wells Fargo that are not related to the ownership or the administration of the Trust Estate or the Trust.

SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3 or (b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income, state and local income, franchise and value added tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or state

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income or franchise tax purposes or (iii) cause the Issuer or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for federal income, state and local income or franchise and value added tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section 6.6.

SECTION 6.7. Relevant Trustee. Following the payment in full of principal and interest on the Notes and receipt of written notification from the Servicer, the Owner Trustee shall assume the role of Relevant Trustee and shall perform the obligations of the Relevant Trustee under the Sale and Servicing Agreement. All of the same rights, protections, indemnities and immunities of Wells Fargo hereunder (individually and as Owner Trustee) shall be equally applicable to Wells Fargo in its role as Relevant Trustee.

ARTICLE VII

CONCERNING OWNER TRUSTEE

SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be personally liable or accountable hereunder or under any Transaction Document under any circumstances notwithstanding anything herein or in the Transaction Documents to the contrary, except (i) for its own willful misconduct, bad faith or gross negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.6 expressly made by Wells Fargo in its individual capacity, (iii) for liabilities arising from the failure of Wells Fargo to perform obligations expressly undertaken by it in the last sentence of Section 6.4 or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exemptions set forth in the preceding sentence):

(a) The Owner Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Owner Trustee.

(b) Under no circumstances shall the Owner Trustee be personally liable hereunder for any indebtedness of the Issuer.

(c) The Owner Trustee shall not be personally liable for the payment of any tax imposed on the Issuer or amounts that are includable in the federal gross income of the Certificateholders.

(d) No provision of this Agreement shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of the Owner Trustee’s duties or powers hereunder, if the Owner Trustee believes or is advised by its legal counsel that repayment of such funds or adequate indemnity against such risk or liability is not assured or provided to its reasonable satisfaction.

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(e) Under no circumstance shall the Owner Trustee be liable for any representation, warranty, covenant, or obligation or indebtedness of the Issuer hereunder or under the Transaction Documents or any other agreement, document or certificate contemplated by the foregoing.

(f) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by the Administrator, the Indenture Trustee or the Servicer and the Owner Trustee shall not be liable for performing or supervising the performance of any obligations or duties under this Agreement, the Administration Agreement, the Sale and Servicing Agreement or the Indenture, or under any other document contemplated hereby or thereby, which are to be performed by the Administrator, the Indenture Trustee or the Servicer or any other Person under such documents.

(g) The Owner Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Agreement, or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of the Trust Estate or for or in respect of the validity or sufficiency of the Transaction Documents or any other document contemplated thereby to which the Owner Trustee is not a party.

(h) Notwithstanding anything contained herein or in any of the Transaction Documents to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or taking of any action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated hereby.

(i) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificateholders, the Servicer or the Administrator.

(j) The Owner Trustee shall be under no duty to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Transaction Document, at the request, order or written direction of the Certificateholders, unless such Certificateholders have offered to provide to the Owner Trustee, to the extent requested by the Owner Trustee, security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The Owner Trustee shall not be liable for the performance of any discretionary act enumerated in this Agreement or in any Transaction Document other than for its gross negligence, bad faith or willful misconduct in the performance of any such act.

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(k) All funds deposited with the Owner Trustee hereunder may be held in a non-interest bearing account and the Owner Trustee shall not be liable for any interest thereon or for any loss as a result of the investment thereof at the direction of the Certificateholders.

(l) In no event shall the Owner Trustee be liable for any damages in the nature of punitive, special, indirect or consequential damages however styled, including, without limitation, lost profits, or for losses due to forces beyond the control of the Owner Trustee, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services provided to the Owner Trustee.

(m) The Owner Trustee shall not be deemed to have actual knowledge of any fact or event unless a Responsible Officer of the Owner Trustee has received notice of such fact or event.

SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

SECTION 7.3. Preservation of Information; Communications to Certificateholders.

(a) The Owner Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Certificateholders received by the Owner Trustee in its capacity as the Certificate Registrar; provided, however, that so long as the Owner Trustee is the Certificate Registrar, no list separate from the Certificate Register shall be required to be preserved or maintained.

(b) The Certificateholders may communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates. Upon receipt by the Owner Trustee of any written request by three or more Certificateholders or by one or more Certificateholders holding in the aggregate more than 25% of the Percentage Interests to receive a copy of the most current list of Certificateholders together with a copy of the communication that the applicant proposes to send, the Owner Trustee shall distribute such list to the requesting Certificateholders; provided that the Owner Trustee may elect not to afford the requesting Certificateholders access to the list of Certificateholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting Certificateholders, to all Certificateholders.

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SECTION 7.4. Statements to Certificateholders.

(a) The Owner Trustee shall promptly give notice to each Certificateholder of any change in the Indenture Trustee’s website pursuant to which the statement pursuant to Section 4.6 of the Sale and Servicing Agreement is made available of which it has been provided notice pursuant to Section 4.6 of the Sale and Servicing Agreement.

(b) To the extent the Owner Trustee has assumed the role of Relevant Trustee pursuant to the terms of Section 6.7, the Owner Trustee may make all reports or notices required to be provided by the Owner Trustee under Section 4.6 of the Sale and Servicing Agreement available via its website; provided, however, that the Owner Trustee shall, if requested by the Administrator, deliver any such reports or notices in writing or via email to the Administrator. Any information that is disseminated in accordance with the provisions of this Section 7.6 shall not be required to be disseminated in any other form or manner. The Owner Trustee will make no representations or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

(c) The Owner Trustee’s website shall be initially located at www.ctslink.com or at such other address as shall be specified by the Owner Trustee from time to time in writing to the Certificateholders, the Servicer, the Issuer or any Paying Agent. Assistance in using the website can be obtained by calling the Owner Trustee’s customer service desk at 1-866-846-4526. In connection with providing access to the Owner Trustee’s website, the Owner Trustee may require registration and the acceptance of a disclaimer. The Owner Trustee shall not be liable for the dissemination of information in accordance with this Agreement. The Owner Trustee shall notify Certificateholders in writing of any changes in the address or means of access to the website where the reports are accessible.

(d) Upon receipt by the Owner Trustee from the Seller of any reports or general loan data, the Owner Trustee will forward such reports in the form received to the Certificateholders; provided, that the Owner Trustee shall not be required to forward any such reports to any Certificateholder who is the Seller or an Affiliate of the Seller. The Owner Trustee shall have no duty or obligations to review, verify or confirm the reports or any information contained therein, and shall have no liability in connection therewith.

SECTION 7.5. Notice of Events of Default and Servicer Replacement Event. The Owner Trustee shall promptly give notice to each Certificateholder of any (a) Default or Event of Default of which it has been provided notice pursuant to Section 6.5 of the Indenture and (b) Servicer Replacement Event of which it has been provided notice pursuant to Section 6.1 of the Sale and Servicing Agreement.

SECTION 7.6. Representations and Warranties. Wells Fargo hereby represents and warrants to the Seller for the benefit of the Certificateholders, that:

(a) It is a national banking association duly formed and validly existing under the laws of the United States of America and having an office within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

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(b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

(c) This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

(d) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

SECTION 7.7. Reliance; Advice of Counsel.

(a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other Authorized Officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, but the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents, custodians, nominees (including persons acting under a power of attorney) or attorneys selected in good faith and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected in good faith and employed by it at the expense of the Issuer. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

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SECTION 7.8. Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wells Fargo acts solely as the Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

SECTION 7.9. The Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes. The Owner Trustee may deal with the Seller, the Indenture Trustee, the Administrator, the Underwriters and their respective Affiliates in banking transactions with the same rights as it would have if it were not the Owner Trustee, and the Seller, the Indenture Trustee, the Administrator, the Underwriters and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.

SECTION 7.10. Compliance with Patriot Act. In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering (“Applicable Law”), the Owner Trustee is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Owner Trustee. Accordingly, the Seller shall cause to be provided to the Owner Trustee upon its reasonable request from time to time such identifying information and documentation as may be available to the Seller in order to enable the Owner Trustee to comply with Applicable Law.

SECTION 7.11. Rule 144A Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of a Certificateholder, the Seller shall promptly furnish or cause to be furnished Rule 144A Information to such Certificateholder, to a prospective purchaser of such Certificate designated by such Certificateholder or to the Owner Trustee for delivery to such Certificateholder or a prospective purchaser designated by such Certificateholder in order to permit compliance by such Certificateholder with Rule 144A in connection with the resale of such Certificate by such Certificateholder.

ARTICLE VIII

COMPENSATION OF OWNER TRUSTEE

SECTION 8.1. The Owner Trustee’s Compensation. The Issuer shall cause the Servicer to pay to Wells Fargo pursuant to Section 3.11 of the Sale and Servicing Agreement from time to time compensation for all services rendered by Wells Fargo under this Agreement pursuant to a fee letter between the Servicer and the Owner Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Servicer, pursuant to Section 3.11 of the Sale and Servicing Agreement and the fee letter between the Servicer and the Owner Trustee, shall reimburse Wells Fargo upon its request for all reasonable expenses, disbursements and advances incurred or made by Wells Fargo in accordance with any provision of this Agreement (including the reasonable compensation, expenses and disbursements of such agents, experts and counsel as Wells Fargo may employ in

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connection with the exercise and performance of its rights and its duties hereunder including but not limited to expenses related to Sections 4.3, 5.3, and 6.7 hereof), except any such expense may be attributable to its willful misconduct, gross negligence (other than an error in judgment) or bad faith. To the extent not paid by the Servicer, such fees and reasonable expenses shall be paid by the Issuer in accordance with Section 4.4 of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable.

SECTION 8.2. Indemnification. The Seller shall cause the Servicer to indemnify Wells Fargo in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents (the “Indemnified Parties”) from and against, any and all loss, liability, expense, tax, penalty or claim (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against Wells Fargo in its individual capacity and as trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of Wells Fargo hereunder; provided, however, that neither the Seller nor the Servicer shall be liable for or required to indemnify Wells Fargo from and against any of the foregoing expenses or indemnities arising or resulting from (i) Wells Fargo’s own willful misconduct, bad faith or gross negligence, (ii) the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by Wells Fargo in its individual capacity, (iii) liabilities arising from the failure of Wells Fargo to perform obligations expressly undertaken by it in the last sentence of Section 6.4 or (iv) taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. To the extent not paid by the Servicer, such indemnification shall be paid by the Issuer in accordance with, and solely to the extent set forth in, Section 4.4 of the Sale and Servicing Agreement or Section 5.4(b) of the Indenture, as applicable. The provisions of this Section 8.2 shall survive the termination of this Agreement and the resignation or removal of the Owner Trustee.

SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII and the Sale and Servicing Agreement or the Indenture shall be deemed not to be a part of the Trust Estate immediately after such payment.

ARTICLE IX

TERMINATION OF TRUST AGREEMENT

SECTION 9.1. Dissolution of Issuer. (a) The Issuer shall wind up and dissolve upon the latest of (1) satisfaction and discharge of the Indenture, (2) the Optional Purchase of the Trust Estate pursuant to the Sale and Servicing Agreement or (3) the final distribution from the Collection Account under the Sale and Servicing Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of a Certificateholder shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

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(a) Upon receipt of written notice from the Servicer of any dissolution and termination of the Issuer, specifying the Payment Date upon which Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distribution and cancellation, and if the Owner Trustee is notified of a redemption of the Notes by the Administrator or the Issuer pursuant to Section 10.1(c) of the Indenture, the Owner Trustee shall mail such notice to the Certificateholders within five (5) Business Days of the Owner Trustee’s receipt of such notice from the Servicer, Issuer or Administrator. Each such notice to a Certificateholder shall state (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable and that payments are being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Certificate Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of each Certificate, the Certificate Paying Agent shall cause to be distributed to such Certificateholders, subject to Section 3808 of the Statutory Trust Statute, amounts distributable on such Payment Date pursuant to Article V.

(b) In the event that any of the Certificateholders shall not surrender their Certificates for cancellation within six (6) months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one (1) year after the second notice any of the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Subject to applicable escheat laws, any funds remaining in the Trust Estate after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the last Certificateholder of record identified in the Certificate Register for each such remaining Certificate.

SECTION 9.2. Termination of Trust Agreement. Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer as required by Section 3808 of the Statutory Trust Statute. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Issuer in respect of the Indenture and the Notes, the Administrator, in the absence of actual knowledge of any other claim against the Issuer, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Statute. The Certificate Paying Agent, upon surrender of the outstanding Certificates shall distribute the remaining Trust Estate (if any) in accordance with Article V hereof and, at the written direction and expense of the Administrator, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute, at which time the Issuer shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

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SECTION 9.3. Limitations on Termination. Except as provided in Section 9.1, neither the Seller nor the Certificateholders shall be entitled to revoke or terminate the Issuer.

ARTICLE X

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL

OWNER TRUSTEES

SECTION 10.1. Eligibility Requirements for the Owner Trustee. The Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers, (ii) having a combined capital and surplus of at least $50,000,000 and (iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.01, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Owner Trustee shall at all times be an institution satisfying the provisions of Section 3807(a) of the Statutory Trust Statute. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 10.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

SECTION 10.2. Resignation or Removal of the Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Seller, the Administrator, the Servicer, the Indenture Trustee and the Certificateholders. Upon receiving such notice of resignation, the Seller and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee which satisfies the eligibility requirements set forth in Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Seller or the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller or

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the Administrator may remove the Owner Trustee. If the Seller or the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Seller and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and shall pay all fees owed to the outgoing Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section 10.02 shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Seller shall provide (or shall cause to be provided) notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Seller, the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Seller and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 10.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 10.03, the Seller shall mail (or shall cause to be mailed) notice of the successor of such Owner Trustee to the Certificateholders, Indenture Trustee, the Noteholders and each of the Rating Agencies. If the Seller shall fail to mail (or cause to be mailed) such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Seller. Any successor Owner Trustee appointed pursuant to this Section 10.3 shall promptly file an amendment to the Certificate of Trust with the Secretary of State identifying the name and principal place of business of such successor Owner Trustee in the State of Delaware.

SECTION 10.4. Merger or Consolidation of the Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of

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the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such Person shall be eligible pursuant to Section 10.1; and provided further that the Owner Trustee shall file an amendment to the Certificate of Trust of the Issuer, if required by applicable law, and mail notice of such merger or consolidation to the Seller and the Administrator.

SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Seller and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section 10.05, such powers, duties, obligations, rights and trusts as the Seller and the Owner Trustee may consider necessary or desirable. If the Seller shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

(iii) the Seller and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this

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Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and copies thereof given to the Seller and the Administrator.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. The Owner Trustee shall have no obligation to determine whether a co-trustee or separate trustee is legally required in any jurisdiction in which any part of the Trust Estate may be located.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Amendments.

(a) Any term or provision of this Agreement may be amended by the Seller and the Owner Trustee without the consent of the Indenture Trustee, any Noteholder, any Certificateholder the Issuer or any other Person subject to the satisfaction of one of the following conditions:

(i) the Seller delivers an Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment and the Seller notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended from time to time by the Seller and the Owner Trustee, with the consent of the Holders of Notes evidencing not less than a majority of the aggregate principal amount of the Controlling Class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders. It will not be necessary to obtain the consent of the Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

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(c) Any term or provision of this Agreement may also be amended from time to time by the Seller and the Owner Trustee for the purpose of conforming the terms of this Agreement to the description thereof in the Prospectus or, to the extent not contrary to the Prospectus, to the description thereof in an offering memorandum with respect to the Non-Investment Grade Notes or the Certificates without the consent of the Indenture Trustee, any Noteholder, the Issuer or any other Person, provided, however, that the Seller shall provide written notification of such amendment to the Indenture Trustee and promptly after execution of any such amendment, the Seller shall furnish a copy of such amendment to the Indenture Trustee.

(d) Prior to the execution of any amendment pursuant to this Section 11.1, the Seller shall provide written notification of the substance of such amendment to each Rating Agency and the Owner Trustee; and promptly after the execution of any such amendment or consent, the Seller shall furnish a copy of such amendment or consent to each Rating Agency, the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 11.1 shall be effective which affects the rights, protections or duties of the Indenture Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed).

(e) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement.

(f) Notwithstanding subsections (a) and (b) of this Section 11.1, this Agreement may only be amended by the Seller and the Owner Trustee if (i) the Majority Certificateholders consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Seller or an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Certificateholders.

SECTION 11.2. No Legal Title to Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Trust Estate. A Certificateholder shall be entitled to receive distributions with respect to its undivided Percentage Interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of a Certificateholder to and in its ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

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SECTION 11.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Seller, the Administrator, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 11.4. Notices.

(a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given by telecopy with receipt acknowledged by the recipient thereof or upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested or via electronic transmission, if to the Owner Trustee, addressed as specified on Schedule II to the Sale and Servicing Agreement; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shall be designated by such party in a written notice to each other party. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Seller, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Certificateholders shall bind the successors and assigns of the Certificateholders.

SECTION 11.8. No Petition.

(a) To the fullest extent permitted by law each of the Owner Trustee (in its individual capacity), the Seller, each Certificateholder, by accepting the Certificate, and the Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties such party shall not commence, join or institute, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, arrangement, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

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(b) The Seller’s obligations under this Agreement are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby acknowledges and agrees that such Person has no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, each of the Owner Trustee, the Indenture Trustee, each Noteholder or Note Owner and each Certificateholder either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then such Person further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. Each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into or accepting this agreement, each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner, by accepting the benefits of this Agreement, hereby further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.8 and the terms of this Section 11.8 may be enforced by an action for specific performance. The provisions of this Section 11.8 will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

SECTION 11.9. Information Request. The Owner Trustee shall provide any information regarding the Issuer in its possession reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

SECTION 11.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

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SECTION 11.11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.12. Waiver of Jury Trial. To the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

SECTION 11.13. Form 10-D and Form 10-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer (i) no later than each Payment Date, the Owner Trustee shall notify the Seller of any Form 10-D Disclosure Item with respect to the Owner Trustee, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Seller and (ii) no later than March 15 of each calendar year, commencing March 15, 2014, the Owner Trustee shall notify the Seller in writing of any affiliations or relationships between the Owner Trustee and any Item 1119 Party; provided, that no such notification need be made if the affiliations or relationships are unchanged from those provided in the notification in the prior calendar year.

SECTION 11.14. Form 8-K Filings. So long as the Seller is filing Exchange Act Reports with respect to the Issuer, the Owner Trustee shall promptly notify the Seller, but in no event later than four (4) Business Days after its occurrence, of any Reportable Event described in clause (e) of the definition thereof with respect to the Owner Trustee of which a Responsible Officer of the Owner Trustee has actual knowledge (other than a Reportable Event described in clause (e) of the definition thereof as to which the Seller or the Servicer has actual knowledge). The Owner Trustee shall be deemed to have actual knowledge of any such event solely to the extent that it relates to the Owner Trustee in its individual capacity or any action taken by the Owner Trustee (and not by someone else on its behalf) under this Agreement.

SECTION 11.15. Information to Be Provided by the Owner Trustee. The Owner Trustee shall provide the Seller and the Servicer (each, a “Santander Party” and, collectively, the “Santander Parties”) with (i) notification, as soon as practicable and in any event within five Business Days, of all demands communicated to a Responsible Officer of the Owner Trustee for the repurchase or replacement of any Receivable pursuant to Section 2.3 of the Sale and Servicing Agreement or Section 3.3 of the Purchase Agreement, as applicable and (ii) promptly upon reasonable request by a Santander Party to facilitate compliance by the Santander Parties with Rule 15Ga-1 under the Exchange Act, and Items 1104(e) and 1121(c) of Regulation AB. In no event shall the Owner Trustee be deemed to be a “securitizer” as defined in Section 15G(a) of the Exchange Act with respect to the transactions contemplated by the Transaction Documents, nor shall it have any responsibility for making any filing to be made by a securitizer under the Exchange Act or Regulation AB with respect to the transactions contemplated by the Transaction Documents.

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34	Amended and Restated Trust Agreement (2013-5)

IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

WELLS FARGO DELAWARE TRUST COMPANY, N.A., as Owner Trustee

By:
Name:
Title:

S-1	Amended and Restated Trust Agreement (2013-5)

SANTANDER DRIVE AUTO RECEIVABLES LLC

By:
Name:	Andrew Kang
Title:	Vice President

S-2	Amended and Restated Trust Agreement (2013-5)

EXHIBIT A

FORM OF CERTIFICATE

NUMBER	R-
Percentage Interest of this Certificate: [ ]%
[CUSIP NO. ]
[ISIN ]

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-5

CERTIFICATE

(This Certificate does not represent an interest in or obligation of Santander Drive Auto Receivables LLC, Santander Consumer USA Inc. or any of their respective Affiliates, except to the extent described below.)

THIS CERTIFICATE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) TO THE SELLER OR ANY OF ITS AFFILIATES AND BY THE SELLER OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE CERTIFICATES BY THE SELLER OR ANY OF ITS AFFILIATES AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

A-1	Amended and Restated Trust Agreement (2013-5)

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) BY OR FOR THE ACCOUNT OF OR WITH ANY ASSETS OF (A) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), WHICH IS SUBJECT TO TITLE I OF ERISA, (B) A “PLAN” DESCRIBED BY SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (C) ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING BY REASON OF AN EMPLOYEE BENEFIT PLAN’S OR A PLAN’S INVESTMENT IN THE ENTITY OR (D) ANY GOVERNMENTAL, NON-U.S., OR CHURCH PLAN OR ANY OTHER EMPLOYEE BENEFIT PLAN OR RETIREMENT ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN MINIMUM PERCENTAGE INTERESTS OF 5%.

THIS CERTIFIES THAT                                                              is the registered owner of a             % nonassessable, fully-paid, Percentage Interest in the Trust Estate of SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-5, a Delaware statutory trust (the “Issuer”) formed by Santander Drive Auto Receivables LLC, a Delaware limited liability company, as depositor (the “Seller”).

The Issuer was created pursuant to a Trust Agreement dated as of October 4, 2013 (as amended and restated as of November 20, 2013, the “Trust Agreement”), between the Seller and Wells Fargo Delaware Trust Company, N.A., as owner trustee (the “Owner Trustee”), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Sale and Servicing Agreement, dated as of November 20, 2013, between the Seller, the Issuer, U.S. Bank National Association, as Indenture Trustee, and Santander Consumer USA Inc., as Servicer, as the same may be amended or supplemented from time to time.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The provisions and conditions of the Trust Agreement are hereby incorporated by reference as though set forth in their entirety herein.

The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture, the Sale and Servicing Agreement and the Trust Agreement, as applicable.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

A-2	Amended and Restated Trust Agreement (2013-5)

By accepting this Certificate, the Certificateholder hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by the Bankruptcy Remote Parties such Person shall not commence, join or institute against, with any other Person, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

By accepting and holding this Certificate (or any interest herein), the holder hereof shall be deemed to have represented and warranted that it is not, and is not purchasing on behalf of or with any assets of, a Benefit Plan or a governmental, non-U.S., church or any other employee benefit plan or retirement arrangement that is subject to Similar Law.

It is the intention of the parties to the Trust Agreement that, solely for federal income or state and local income, franchise and value added tax purposes, (i) so long as there is a single Certificateholder for federal income tax purposes, the Issuer will be disregarded as an entity separate from such Certificateholder, and if there is more than one Certificateholder for federal income tax purposes, the Issuer will be treated as a partnership that is not treated as a publicly traded partnership; and (ii) the Notes will be characterized as debt. By accepting this Certificate, the Certificateholder agrees to take no action inconsistent with the foregoing intended tax treatment.

By accepting this Certificate, the Certificateholder acknowledges that this Certificate represents a Percentage Interest in the Issuer only and does not represent interests in or obligations of the Seller, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Certificate, the Trust Agreement or any other Transaction Document.

A-3	Amended and Restated Trust Agreement (2013-5)

IN WITNESS WHEREOF, the Issuer has caused this Certificate to be duly executed.

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2013-5

By: Wells Fargo Delaware Trust Company, N.A., not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

A-4	Amended and Restated Trust Agreement (2013-5)

OWNER TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

WELLS FARGO DELAWARE TRUST COMPANY, N.A., not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

A-5	Amended and Restated Trust Agreement (2013-5)

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[                             ]

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, (Asset Backed Certificate No. R-            issued by Santander Drive Auto Receivables Trust 2013-5), and all rights thereunder, hereby irrevocably constituting and appointing

                                         Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises

Dated:                                 , 20[        ]

[ ]

By:
Name:
Title:

*NOTICE:	The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the
Securities Exchange Act of 1934, as amended.

A-6	Amended and Restated Trust Agreement (2013-5)

EXHIBIT B

FORM OF CERTIFICATE INVESTOR REPRESENTATION LETTER

[            ], 20

Santander Drive Auto Receivables Trust 2013-5

c/o Wells Fargo Delaware Trust Company, N.A.

919 North Market Street, Suite 1600

Wilmington, DE 19801

Facsimile: (302) 575-2006

Attention: Sandra Battaglia

Wells Fargo Delaware Trust Company, N.A.,

as Certificate Registrar

919 North Market Street, Suite 1600

Wilmington, DE 19801

Facsimile: (302) 575-2006

Attention: Sandra Battaglia

Attention:	Santander Drive Auto Receivables Trust 2013-5

Re:	Transfer of Santander Drive Auto Receivables Trust 2013-5 Certificates, (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered pursuant to Section 3.6 of the Amended and Restated Trust Agreement, dated as of November 20, 2013 (the “Trust Agreement”), between Santander Drive Auto Receivables LLC, as Seller (the “Seller”), and Wells Fargo Delaware Trust Company, N.A., as Owner Trustee (the “Owner Trustee”), in connection with the transfer by                             (the “Transferor”) to the undersigned (the “Transferee”) of [    ]% Percentage Interest of the Certificates1. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement.

In connection with such transfer, the undersigned hereby represents and warrants to you and the addressees hereof as follows:

(i) The Transferee (a) is either an Affiliate of the Seller or (b) (1) is a Qualified Institutional Buyer, (2) is aware that the sale of the Certificates (other than a sale of the Certificates by the Seller or any of its Affiliates as part of the initial distribution or any redistributions of the Certificates by the Seller or any of

[1]	In minimum denominations of 5%.

B-1	Amended and Restated Trust Agreement (2013-5)

its Affiliates) to it is being made in reliance on the exemption from registration provided by Rule 144A, and (3) is acquiring the Certificates for its own account or for one or more accounts, each of which is a Qualified Institutional Buyer, and as to each of which the owner exercises sole investment discretion;

(ii) The Transferee understands that the Certificates will bear a legend to the following effect:

“THIS CERTIFICATE OR ANY INTEREST HEREIN HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT (A) (1) TO A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT (A “QUALIFIED INSTITUTIONAL BUYER”) WHO IS EITHER PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) TO THE SELLER OR ANY OF ITS AFFILIATES AND BY THE SELLER OR ANY OF ITS AFFILIATES AS PART OF THE INITIAL DISTRIBUTION OR ANY REDISTRIBUTION OF THE CERTIFICATES BY THE SELLER OR ANY OF ITS AFFILIATES, (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. EACH PURCHASER WILL BE DEEMED TO HAVE MADE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT AND (C) TO A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE HOLDER OF SUCH CERTIFICATE OR PERCENTAGE INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER.

B-2	Amended and Restated Trust Agreement (2013-5)

BY ACQUIRING THIS CERTIFICATE, EACH PURCHASER OR TRANSFEREE WILL BE DEEMED TO REPRESENT AND WARRANT THAT IT IS NOT ACQUIRING THIS CERTIFICATE (OR ANY INTEREST HEREIN) ON BEHALF OF OR WITH ANY ASSETS OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) WHICH IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), WHICH IS SUBJECT TO SECTION 4975 OF THE CODE, (III) AN ENTITY WHOSE UNDERLYING ASSETS ARE DEEMED TO INCLUDE THE ASSETS OF ANY OF THE FOREGOING BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN SUCH ENTITY, OR (IV) ANY GOVERNMENT PLAN, NON-U.S. PLAN, CHURCH PLAN OR ANY OTHER EMPLOYEE BENEFIT PLAN OR ARRANGEMENT THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”).

THIS CERTIFICATE OR INTEREST HEREIN MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED, EXCEPT TO A PERSON THAT IS A UNITED STATES PERSON WITHIN THE MEANING OF SECTION 7701(a)(30) OF THE CODE. EACH PURCHASER OR TRANSFEREE SHALL REPRESENT AND WARRANT THAT IT IS A U.S. PERSON. EACH PURCHASER OR TRANSFEREE WILL BE REQUIRED TO MAKE CERTAIN REPRESENTATIONS AND AGREEMENTS SET FORTH IN THE TRUST AGREEMENT. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE PURCHASER OR TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE OWNER TRUSTEE, OR ANY INTERMEDIARY. IF AT ANY TIME, THE ISSUER DETERMINES OR IS NOTIFIED THAT THE PURCHASER OR TRANSFEREE OF SUCH CERTIFICATE OR BENEFICIAL INTEREST IN SUCH CERTIFICATE WAS IN BREACH, AT THE TIME GIVEN, OF ANY OF THE REPRESENTATIONS SET FORTH IN THE TRUST AGREEMENT, THE ISSUER AND THE OWNER TRUSTEE MAY CONSIDER THE ACQUISITION OF THIS CERTIFICATE OR SUCH INTEREST IN SUCH CERTIFICATE VOID AND REQUIRE THAT THIS CERTIFICATE OR SUCH INTEREST HEREIN BE TRANSFERRED TO A PERSON DESIGNATED BY THE ISSUER. TRANSFERS OF THIS CERTIFICATE MUST GENERALLY BE ACCOMPANIED BY APPROPRIATE TAX TRANSFER DOCUMENTATION AND ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE TRUST AGREEMENT.

B-3	Amended and Restated Trust Agreement (2013-5)

(iii) The Transferee understands that the Certificates are being offered only in a transaction not involving any public offering in the United States within the meaning of the Securities Act, none of the Certificates have been or will be registered under the Securities Act, and, if in the future the Transferee decides to offer, resell, pledge or otherwise transfer the Certificates, such Certificates may only be offered, resold, pledged or otherwise transferred in accordance with the Trust Agreement. The Transferee acknowledges that no representation is being made by the Issuer as to the availability of any exemption under the Securities Act or any applicable State securities laws for resale of the Certificates;

(iv) The Transferee understands that an investment in the Certificates involves certain risks, including the risk of loss of all or a substantial part of its investment under certain circumstances. The Transferee has had access to such financial and other information concerning the Issuer and the Certificates as it deemed necessary or appropriate in order to make an informed investment decision with respect to its purchase of the Certificates. The Transferee has such knowledge and experience in financial and business matters that the Transferee is capable of evaluating the merits and risks of its investment in the Certificates, and the transferee and any accounts for which it is acting are each able to bear the economic risk of its investment;

(v) The Transferee will not make any general solicitation by means of general advertising or in any other manner, or take any other action that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or any other applicable securities laws or require registration pursuant thereto, and will not authorize any Person to act on its behalf, in such manner with respect to the Certificates;

(vi) The Transferee is not acquiring the Certificates with a view to the resale, distribution or other disposition thereof in violation of the Securities Act;

(vii) The transferee will provide notice to each Person to whom it proposes to transfer any interest in the Certificates of the transfer restrictions and representations set forth in the Trust Agreement, including the Exhibits thereto;

(viii) The Transferee agrees that it will not offer or sell, or otherwise transfer the Certificates to any person unless the transferee of the Certificates has executed a Certificate Investor Representation Letter;

(ix) The Transferee is not acquiring the Certificates (or any interest therein) with the assets of (a) an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, (b) a “plan” defined in Section 4975(e)(1) of the Code, which is subject to Section 4975 of the Code, (c)

B-4	Amended and Restated Trust Agreement (2013-5)

an entity whose underlying assets are deemed to include assets of any of the foregoing by reason of such employee benefit plan’s or plan’s investment in such entity or (d) any government plan, non-U.S. plan, church plan or other employee benefit plan or arrangement that is subject to Similar Law;

(x) The Transferee understands that if Responsible Officer of the Owner Trustee becomes aware that (a) a transfer or attempted or purported transfer of any Certificate or interest therein was consummated in compliance with the provisions of the Trust Agreement on the basis of a materially incorrect certification from the Transferor or purported transferee, (b) a transferee failed to deliver to the Owner Trustee a Certificate Investor Representation Letter or (c) the Certificateholder of any Certificate or interest therein is in material breach of any representation or agreement set forth in any Certificate or any deemed representation or agreement of such Certificateholder, the Owner Trustee will direct the Certificate Registrar not to register such attempted or purported transfer and, if a transfer has been registered, such transfer shall be absolutely null and void ab initio and shall not operate to transfer any rights to the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding Certificateholder of such Certificateholder that was not a Disqualified Transferee shall be restored to all rights as a Certificateholder thereof retroactively to the date of the purported transfer of such Certificate by such Certificateholder;

(xi) The Transferee acknowledges and agrees that it has complied and will comply with the following:

(1) We have neither acquired nor will we transfer any Certificate we purchase (or any interest therein) or cause any such Certificate (or any interest therein) to be marketed on or through an “established securities market” within the meaning of Section 7704(b)(1) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(2) We either (A) are not, and will not become, a partnership, Subchapter S corporation or grantor trust for U.S. federal income tax purposes (or disregarded entity the single owner of which is any of the foregoing) or (B) are such an entity, but no more than 50% of the value of any of the direct or indirect beneficial interests in us (or in the case of a disregarded entity, the interests of our single owner) is or will be attributable to our (or in the case of a disregarded entity, our single owner’s) interest in Certificates, Non-Investment Grade Notes and Restricted Notes.

(3) We (A) are acquiring the Certificate for the account of [            ] Persons as agent of nominee and we will notify the Owner Trustee of any changes in the number of such Persons and (B) understand that any such

B-5	Amended and Restated Trust Agreement (2013-5)

change in the number of Persons for whose account a Certificate is held shall require the written consent of the Owner Trustee, which consent shall be granted unless the Owner Trustee determines that such proposed change in number of Persons would create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation.

(4) We understand that no subsequent transfer of the Certificates (or any interest therein) is permitted unless (A) such transfer is of a Certificate with a Percentage Interest of more than 5% (or of an interest in a Certificate representing a Percentage Interest of more than 5%), (B) the proposed transferee provides to the Owner Trustee and the Seller a letter substantially in the form of this letter or such other written statement as the Owner Trustee shall prescribe and (C) the Issuer consents in writing to the proposed transfer, which consent shall be granted unless the Owner Trustee determines that such transfer would create a risk that the Issuer would be classified for federal or any applicable state tax purposes as an association (or a publicly traded partnership) taxable as a corporation; provided, however, that any attempted transfer that (i) contravenes any of provisions of Section 3.6(c) of the Trust Agreement, (ii) would either cause the number of registered holders of Certificates (or interests therein) in the aggregate to exceed 95 or (iii) otherwise cause the Issuer to become a publicly traded partnership for income tax purposes shall be a void transfer ab initio.

(5) We understand that the opinion of counsel to the Issuer that the Issuer is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs (1), (2), (3) and (4) above. We understand that if we are acquiring the Certificates as agent or nominee for any other person(s), such person(s) confirm the representations in paragraphs (1), (2), (3) and (4) above as such representations apply to such person(s).

(xii) Each registered owner of and, if different, each owner of a beneficial interest in, a Certificate is a “United States person” (as defined in Code section 7701(a)(30)) and shall deliver to the Owner Trustee, the Administrator and the Certificate Paying Agent two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-9 (or applicable successor form) certifying that it is a United States person and not subject to backup withholding.

(xiii) The Transferee acknowledges that in connection with the transfer of the Certificates (a) none of the Issuer, the Servicer, the Seller, the Placement Agent, nor the Owner Trustee is acting as a fiduciary or financial or investment adviser for the transferee, (b) the transferee is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations

B-6	Amended and Restated Trust Agreement (2013-5)

(whether written or oral) of the Placement Agent, the Issuer, the Servicer, the Seller or the Owner Trustee other than in the most current offering memorandum for such Certificates and any representations expressly set forth in a written agreement with such party, (c) none of the Issuer, the Servicer, the Seller, the Owner Trustee or any placement agent has given to the transferee (directly or indirectly through any other person) any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance, result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) of its purchase or the documentation for the Certificates, (d) the transferee has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisers to the extent it has deemed necessary, and it has made its own investment decisions (including decisions regarding the suitability of any transaction pursuant to the Trust Agreement) based upon its own judgment and upon any advice from such advisers as it has deemed necessary and not upon any view expressed by the Placement Agent, the Issuer, the Servicer, the Seller or the Owner Trustee, (e) the transferee has determined that the rates, prices or amounts and other terms of the purchase and sale of the Certificates reflect those in the relevant market for similar transactions, (f) the transferee is purchasing the Certificates with a full understanding of all of the terms, conditions and risks thereof (economic and otherwise), and is capable of assuming and willing to assume (financially and otherwise) these risks, and (g) the transferee is a sophisticated investor familiar with transactions similar to its investment in the Certificates.

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Very truly yours,

By:
Name:
Title:

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EXHIBIT C

FORM OF REGISTRATION OF CERTIFICATE TRANSFER DIRECTION LETTER

PURSUANT TO THE TRUST AGREEMENT

[            ], 2013

Wells Fargo Delaware Trust Company, N.A.,

as Certificate Registrar and Owner Trustee

of Santander Drive Auto Receivables Trust 2013-5

919 North Market Street, Suite 1600

Wilmington, DE 19801

Facsimile: (302) 575-2006

Attention: Sandra Battaglia

Reference is hereby made to the Amended and Restated Trust Agreement, dated as of November 20, 2013 (the “Trust Agreement”), between Santander Drive Auto Receivables LLC, as Seller (the “Seller”), and Wells Fargo Delaware Trust Company, N.A., as Owner Trustee (the “Owner Trustee”), governing Santander Drive Auto Receivables Trust 2013-5 (the “Issuer”). Capitalized terms not defined herein shall have the meanings assigned to such terms in the Trust Agreement.

You are hereby notified that [name of Transferor] (the “Transferor”) has transferred its [    ]% beneficial interest in the Issuer evidenced by Certificate No.             . Enclosed, please find the following documentation as required by the Trust Agreement:

1.	Original Certificate No. R-[ ] for cancellation;

2.	Written instrument of transfer executed by Transferor with signature medallion guaranteed;[2]

3.	Incumbency certificate of Transferor certified by an officer of the Transferor;

4.	Certificate Investor Representation Letter executed by Transferee;

5.	[FormW-9] [applicable successor form] of Transferee.

You are hereby directed, as Owner Trustee and Certificate Registrar, to take the following actions to register the certificate transfer in the order enumerated below:

[2]	[Please use form of Assignment attached to the back of the Form of Certificate on Exhibit A of the Trust Agreement.]

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(a)	cancel and dispose of, in accordance with the customary practices of the Owner Trustee, the Certificate representing [ ] Percentage Interest in the Issuer, bearing certificate number R- , registered in the name of the Transferor;

(b)	execute and authenticate one or more Certificates, as specified in Schedule A hereto, representing the relevant Percentage Interest in the Issuer specified in Schedule A hereto, bearing such appropriate certificate number as determined by the Certificate Registrar and to register said Certificate in the name of the Transferee specified in the corresponding column on Schedule A hereto; and

(c)	to deliver said authenticated Certificates to the addresses specified in the corresponding column on Schedule A hereto.

The wire instructions of each Certificateholder are set forth on Schedule A hereto.

The undersigned Transferee hereby certifies to the Owner Trustee that (i) the transfer requested hereby does not violate any of the transfer restrictions stated in the Trust Agreement.

[Signature Page Follows]

C-2	Amended and Restated Trust Agreement (2013-5)

[TRANSFEROR]

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

C-3	Amended and Restated Trust Agreement (2013-5)

SCHEDULE A

[To be updated]

Name of Transferee	Tax ID Number of Transferee	Principal Amount[3]	Percentage Interest[3]	Delivery Address	Wire Instructions

[3]	Aggregate Percentage Interest and Principal Amount of new Certificates must match the Percentage Interest and Principal Amount of the transferred Certificate being cancelled pursuant to (a) above.

Sch. A-1	Amended and Restated Trust Agreement (2013-5)